TRA.0154-04/O

REPUBLICA DEL PERU (THE REPUBLIC OF PERU)

RAFAEL TOLEDO SEGURA

ATTORNEY AT LAW AND NOTARY PUBLIC IN AND FOR LIMA

AV. JAVIER PRADO ESTE 1840, PISO 2, SAN BORJA, LIMA 41

TELEPHONES: 475-7030, 476-4281, 476-2589

FAX: 476-1235

E-mail: notaria@toledo.com.pe

THIRD CERTIFIED COPY OF

THE NOTARIALLY RECORDED INSTRUMENT EVIDENCING

AN ADDENDUM TO

THE TRANSFER OPTION AGREEMENT

OF MINING CONCESSIONS

ENTERED INTO BY AND BETWEEN

EMPRESA MINERA DEL CENTRO DEL PERU S.A. (CENTROMIN)

AND

MINERA PERU COPPER SYNDICATE S.A.

WITH THE PARTICIPATION OF

AGENCIA DE PROMOCIÓN DE LA INVERSIÓN –

PROINVERSION PERU COPPER SYNDICATE LTD.

Lima, November 12, 2003

Kardex	:	3779	Preliminary Agreement	:	596
Page	:	5476	Notarially Recorded Instrument	:	706

In the City of Lima, on November 12, 2003, the following persons appeared before me, Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima:

Juana Rosa DEL CASTILLO VALDIVIA, a Peruvian citizen, married, an engineer, identified by National Identity Card (DNI) 10551338, with evidence of having voted in the last election, with usual residence at Av. Javier Prado 2175, San Borja, acting on behalf, in the name and in stead of EMPRESA MINERA DEL CENTRO DEL PERU S.A., identified by Tax ID Number (RUC) 20100176531, authorized as per the resolutions adopted in the Meeting of the Board of Directors 29-2003 on November 7, 2003

J. David LOWELL, an American citizen, married, an engineer, identified by passport 152864350, duly authorized to sign agreements, issued by the Immigration and Naturalization Service of the Ministry of Internal Affairs, with usual residence at Av. Beatriz 789, Rio Rico, AZ 85648, USA. in transit through Lima, acting on behalf, in the name and in stead of MINERA PERU COPPER SYNDICATE S.A., identified by Tax ID Number (RUC) 20506675457, and on behalf, in the name and in stead of PERU COPPER SYNDICATE LTD., authorized by power of attorney registered on Card 11532703, of the Registry of Companies in and for Lima; and

Luis GUIULFO ZENDER, a Peruvian citizen, married, an engineer, identified by National Identity Card (DNI) 08804174, with evidence of having voted in the last elections, with usual residence at Paseo De La Republica 3361, Edificio PetroPeru, Piso 9, San Isidro, acting on behalf, in the name and in stead of LA AGENCIA DE PROMOCIÓN DE LA INVERSIÓN – PROINVERSION, identified by Tax ID Number (RUC) 20380799643, authorized by Ministerial Resolution 407-2002-EF/10, inserted hereinbelow and which forms an integral part of this instrument.

Pursuant to the provisions of Article 55 of the Notaries Law, I attest having identified the parties before me, and I hereby state that they are individuals who are able to exercise their rights and to enter into any type of agreement or contract, and that they act on their own free will and deed, fully knowledgeable of the legal act in which they participate.

They presented a preliminary agreement, authorized by an attorney at law, destined to become a notarially recorded instrument, which reads as follows:

PRELIMINARY AGREEMENT

You are hereby requested Mr. TOLEDO acting as Notary Public in and for Lima to enter in your Registry of Deeds, one evidencing an Addendum to the Transfer Option Agreement of Mining Concession (hereinafter called the “Addendum to the Transfer Option Agreement”) for the transfer of Mining Concessions that constitute the TOROMOCHO Mining Project, entered into by and between EMPRESA MINERA DEL CENTRO DEL PERU S.A., hereinafter CENTROMIN, [*] of the Registry of

Companies of the Public Records Office in and for Lima and El Callao, with principal place of business at Av. Javier Prado 2175, San Borja, Lima 41 Peru, acting by and through its General Manager, Juana Rosa DEL CASTILLO VALDIVIA, identified by National Identity Card (DNI) 10551338 as per Resolution 59-2003 adopted by the Board of Directors of CENTROMIN PERU S.A. in Meeting 29-2003 dated November 7, 2003; and MINERA PERU COPPER SYNDICATE S.A., hereinafter THE TRANSFEREE, identified by Tax ID Number (RUC) 20506675457, registered as Entry 00001 on Electronic Card 11532703, of the Registry of Companies of the Public Records Office in and for Lima, with principal place of business at Alverez Calderon 795, Departmento 701, San Isidro, acting by and through J. David LOWELL, identified by Passport 152864350, as per power of attorney registered as Entry 00001 on Electronic Card 11532703 of the Registry of Companies of the Public Records Office in and for Lima.

The following institution participates in the ADDENDUM TO THE TRANSFER OPTION AGREEMENT:

•	LA AGENCIA DE PROMOCIÓN DE LA INVERSIÓN – PROINVERSIÓN, identified by Tax ID Number 20380799643 and with principal place of business at Paseo de la Republica 3361, Edificio Petro-Perú, Piso 9, San Isidro, acting by and through its Executive Director, Luis GUIULFO ZENDER, identified by National Identity Card (DNI) 08804174, appointed by Ministerial Resolution 407-2002-EF/10, who participates by virtue of the provisions set forth in Point 9) of Article 3 of Supreme Decree 028-2002-PCM, in accordance with Paragraph f), Article 8 of Supreme Decree 060-97-PCM, hereinafter PROINVERSION.

CENTROMIN and the TRANSFEREE shall jointly be referred to as THE PARTIES.

THE PARTIES enter into AN ADDENDUM TO THE OPTION AGREEMENT under the following terms and conditions:

ARTICLE ONE: RECITALS

1.1	On June 11, 2003, the TRANSFEREE and CENTROMIN signed a Transfer Option Agreement of Mining Concessions, forming part of the TOROMOCHO Project, as a result of the execution of an International Bidding promoting private investment in the said project (hereinafter called OPTION AGREEMENT)

1.2	On September 17, 2003, the TRANSFEREE requested authorization from CENTROMIN to sign an option assignment agreement whereby, it would grant SOCIEDAD MINERA CORONA S.A. the right to exercise the option to sign an assignment agreement on determined concessions within the scope of the OPTION AGREEMENT signed with CENTROMIN.

1.3	Pursuant to the provisions of Points 14.1 and 14.3 of Article Fourteen of the Option Agreement, the TRANSFEREE may only transfer its rights or obligations in this Agreement, in whole or in part, with the prior written consent of CENTROMIN.

1.4	By resolution adopted by the Board of Directors of PROINVERSIÓN in its meeting dated October 15, 2003, it was resolved that CENTROMIN authorizes the TRANSFEREE to sign an Option Assignment Agreement with SOCIEDAD MINERA CORONA S.A. with respect to an area of 36.1509 ha. In addition, the amendments corresponding to the OPTION AGREEMENT were approved.

1.5	By virtue of this Addendum, the authorization mentioned in the preceding point, as well as the amendments to the OPTION AGREEMENT and its Exhibit, are carried out in the Transfer Agreement.

ARTICLE TWO: AUTHORIZATION FOR THE ASSIGNMENT

Through this Addendum, pursuant to the provisions set forth in Points 14.1 and 14.3 of Article Fourteen of the Option Agreement, CENTROMIN expressly authorizes the TRANSFEREE to sign an option assignment agreement with SOCIEDAD MINERA CORONA S.A., concerning an area of 36.1509 ha. (“area subject matter to assignment”) which are not considered necessary in order to carry out the TOROMOCHO Project.

The TRANSFEREE undertakes to clearly set forth in the Option Assignment Agreement, entered into by and between the TRANSFEREE and SOCIEDAD MINERA CORONA S.A., that this company shall assume all obligations established in the OPTION AGREEMENT and, if applicable, in the TRANSFER AGREEMENT, also considering the specifications subject matter of this Addendum, which makes reference to the area subject mater of the Option Assignment Agreement. Nonetheless, the TRANSFEREE shall be considered directly responsible by CENTROMIN in the compliance of said contractual obligations. In this regard, any failure on behalf of SOCIEDAD MINERA CORONA S.A. to comply with its obligations does not exclude the TRANSFEREE from complying with its obligations before CENTROMIN.

ARTICLE THREE: SPECIFICATIONS TO THE OPTION AGREEMENT

The PARTIES agree to include the following specifications to the Transfer Agreement, which is incorporated as an Exhibit and forms part of the Option Agreement:

a.	Include a third paragraph in Point 4.1, which shall henceforth read as follows:

“For the purpose of paying royalties, as set forth in this Article, the date in which the ore is extracted from the areas assigned to SOCIEDAD MINERA CORONA S.A. shall not be understood as the startup date for commercial operations

b.	Include Point 4.8 in Article Four of the Agreement, which shall henceforth read as follows:

4.8. For extraction of ores in areas assigned to SOCIEDAD MINERA CORONA S.A., the payment corresponding to Minimum Royalty Offered, as indicated in Points 4.3 and 4.5 of this Article, shall not apply.

To that effect, depending on the sales carried out by SOCIEDAD MINERA CORONA S.A., the TRANSFEREE shall pay a semi-annual compensation equivalent to the greatest value resulting from:

Applying the procedure established in Article Four of the Transfer Assignment Agreement, forming part of TOROMOCHO Project, for the sale of ores from the “concessions assigned”; or,

•	Multiplying the amount equivalent to two (2) quarterly payments referred to in Point 3.2 of the Stock Purchase Agreement of EMPRESA MINERA NATIVIDAD S.A., by the relation between the area of the “concessions assigned” and the total area of the Concessions of EMPRESA MINERA NATIVIDAD S.A., referred to in Exhibit 2 of this Agreement.

The compensation shall be paid within fifteen (15) days following the date in the which the respective semester expires.

ARTICLE FOUR: PARTICIPATION OF PERU COPPER SYNDICATE

PERU COPPER SYNDICATE LTD., participates in this Addendum, which, pursuant to the provisions of Article Twenty of the OPTION AGREEMENT, binds itself to jointly guarantee the fulfillment of each and every one of the contractual and legal obligations assumed by THE TRANSFEREE as a result of the OPTION AGREEMENT and this Addendum. Consequently, PERU COPPER SYNDICATE LTD., a company duly organized and existing pursuant to the laws of the Cayman Islands, hereby enters this Agreement, acting by and through J. David LOWELL, identified by Passport 152864350, as per power of attorney registered as Entry 000001 on Electronic Card 11532465 of the Registry of Companies in and for Lima.

ARTICLE FIVE: OTHER PROVISIONS OF THE AGREEMENT

The parties hereto declare that the other Articles within the OPTION AGREEMENT, dated June 11, 2003, remain unchanged, to the extent they are not contrary to the provisions set forth in the Addendum hereunder.

IN WITNESS WHEREOF, this Addendum is issued in the City of Lima, Peru, on November 12, 2003, in four (4) counterparts, all of the same value, which are signed by the parties hereto.

(Three illegible signatures)

This Preliminary Agreement is authorized by Magaly BARDALES ROJAS, registered with the Lima Bar Association (CAL) under number 177788.

INSERT

MINISTERIAL RESOLUTION 407-2002-EF/10 PUBLISHED IN THE OFFICIAL GAZETTE “EL PERUANO” ON OCTOBER 7, 2002 APPOINTING THE EXECUTIVE DIRECTOR FOR PROINVERSIÓN.

Lima, October 4, 2002

WHEREAS:

By Ministerial Resolution 304-2002-EF/10 dated July 18, 2002, the resignation of Ricardo VEGA LLONA, as Executive Director for AGENCIA DE PROMOCIÓN DE INVERSIÓN – PROINVERSIÓN, was accepted.

By Ministerial Resolution 305-2002-EF/10, Alberto PASCO FONT QUEVEDO, the Chairman for the Special Committee Promoting Private Investment in Projects and Public Services, was assigned Executive Director to the agency in question.

In this regard, it is necessary to render such an assignment null and void and thus appoint an official who will occupy the position as Executive Director of the AGENCIA DE PROMOCIÓN DE INVERSIÓN – PROINVERSIÓN.

THEREFORE:

In accordance with the provisions set forth in Article 3 of Supreme Decree 028-2002-PCM.

IT IS HEREBY RESOLVED:

Article One: To render null and void the assignment of Alberto PASCO FONT QUEVEDO, as Executive Director of the AGENCIA DE PROMOCIÓN DE LA INVERSIÓN PRIVATE – PROINVERSIÓN, thankful for services rendered.

Article Two: To appoint Luis GUIULFO ZENDER as Executive Director of the AGENCIA DE PROMOCIÓN DE LA INVERSIÓN – PROINVERSIÓN.

Let it be recorded, notified and published.

Javier Silva Ruete

Minister of Economy and Finance – 17863

CONCLUSION: In accordance with the provisions set forth in Article 59 of the Notaries Law, the Grantors read this instrument and ratified its contents before me. I, the Notary Public, hereby certify that this Notarially Recorded Instrument begins on page Serial Number 4199976 and ends on page Serial Number 4199983.

Signed before me on November 12, 2003, I attest.

•	(signed) Juana Rosa Del Castillo Valdivia

•	(signed) Luis Guiulfo Zender

•	(signed) Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima

I, Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima, pursuant to the provisions of Article 83 of the Notaries Law, DO HEREBY ISSUE a Third Certified Copy of this Notarially Recorded Instrument issued on November 12, 2003, on Pages 5476 et seq, of my Registry of Deeds for the period 2003 – 2004, signed by the parties and authorized by me. I certify that this document is a true copy of its original; therefore, I sign and seal it, in the City of Lima, on March 17, 2004.

(signed) Rafael Toledo Segura

    Attorney at Law and Notary Public in and for Lima / Seal

_________________

This Page belongs to the Certified Copy of the Notarially Recorded Instrument evidencing an Addendum to the Option Agreement executed by EMPRESA MINERA DEL CENTRO DEL PERÚ S.A., dated November 12, 2003.

_________________

RAFAEL TOLEDO SEGURA

ATTORNEY AT LAW AND NOTARY PUBLIC IN AND FOR LIMA

FILING

Addendum to the Transfer Option Agreement registered on Cards 02015938 – 02015943 – 02015891 and others of the Real Estate Registry in and for Lima.

Lima, March 17, 2004

(signed) Rafael Toledo Segura

    Attorney at Law and Notary Public in and for Lima

_________________

SUPERINTENDENCIA NACIONAL DE LOS REGISTROS PUBLICOS—SUNARP

(NATIONAL SUPERINTENDENCY OF THE PUBLIC RECORDS OFFICE- SUNARP)

ZONA REGISTRAL IX (NINTH REGISTRATION ZONE)

LIMA BRANCH

FILING ENTRY

TITLE 00001222	Date: January 5, 2004

The Addendum to the Transfer Option Agreement dated June 6, 2003, entered into by and between EMPRESA MINERA DEL CENTRO DEL PERÚ S.A. and MINERA PERÚ COPPER SYNDICATE S.A, with the participation of PERÚ COPPER SYNDICATE LTD. is hereby registered. Notarially Recorded Instrument dated November 12, 2003. Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima.

The following mining rights are in the filing entry:

MINING RIGHT	PROVINCE	ENTRY	CARD
Vecina	Yauli	08	02015938
Vecina 2da.	Yauli	08	02015943
Alianza	Yauli	08	02015891
Chispa	Yauli	08	02015977
El Azul del Danubio	Yauli	08	02003570
La Defensa	Yauli	08	02015937
El Martillo	Yauli	08	02015985
Fortaleza	Yauli	08	02015978
Independencia	Yauli	08	02015934
La Comisión	Yauli	08	02015942
La Perlita	Yauli	08	02015939
Madam Grimaneza	Yauli	10	02005853
San Roman	Yauli	08	02005983
Suerte	Yauli	08	02015947
Yankee	Yauli	07	02007512

Fees: S/.1,696 Receipt: 00000039 and 00000522

Lima, February 24, 2004

(signed) Lucía H. Sánchez mieses

    Registrar / Seal

_________________

JUNTA DE DECANOS DE LOS COLEGIOS DE NOTARIOS DEL PERÚ

Pursuant to the provisions of the Bylaws, Article 11, of the Board of Deans of the Peruvian Association of Notaries, in accord with Supreme Decree 023-2002-JUS, Article 2, Francisco VILLAVICENCIO CÁRDENAS, acts herein in the name, in lieu and in stead of the Chairman of the Board of Directors of the said entity to certify that the signatures and seals affixed to the foregoing document are the true, proper and respective handwriting and seals of Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima, currently in office.

Receipt: 18190

Lima, March 18, 2004

(signed) Francisco Villavicencio Cárdenas

Seal / Raised seal

_________________

REPÚBLICA DEL PERÚ (THE REPUBLIC OF PERU)

MINISTERIO DE RELACIONES EXTERIORES

(MINISTRY OF FOREIGN AFFAIRS)

DIRECCIÓN GENERAL DE ASUNTOS CONSULARES

(CONSULAR AFFAIRS BUREAU)

LEGALIZACIONES (AUTHENTICATION OFFICE)                                                  # 241854

The foregoing signature of Francisco VILLAVICENCIO C. IS HEREBY AUTHENTICATED.

For the contents of the attached document, this Bureau assumes no responsibility.

Lima, March 19, 2004

(signed)	Benjamín Víctor Vial Carhuavilca
Consular Proceedings Department
Authentication Office / Seal / Raised Seal

_______________

CE/VB/MCP

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